LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 30th day of September, 1997, by and between DENAMERICA CORP., a Georgia corporation, whose address is 7373 North Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253 ("Corporation"), CNL GROWTH CORP., a Florida corporation ("Agent") whose address is 400 East South Street, Suite 500, Orlando, Florida 32801, as Agent for CNL Income & Growth Fund, Ltd., a Florida limited partnership ("Growth Fund I"), CNL Income & Growth Fund II, Ltd., a Florida limited partnership ("Growth Fund II"), Denglass Restaurants Real Estate Joint Venture, a Florida general partnership ("Denglass"), Denwest Foods, Ltd., a Florida limited partnership ("Denwest I") and Denwest Foods II, Ltd., a Florida limited partnership ("Denwest II"), (hereinafter together referred to as "Lenders"), MIDSOUTH FOODS I, LTD., a Florida limited partnership ("Midsouth I") and MIDSOUTH FOODS II, LTD., a Florida limited partnership ("Midsouth II").

                             Background Information:
                             -----------------------

         CNL Growth Fund I, CNL Growth Fund II and Denglass have agreed to sell, and Corporation has agreed to buy, certain real property pursuant to the terms of that certain Contract for Purchase and Sale of even date herewith, with title to such real property to be transferred to Corporation's designee, CNL-BB Corp., a Florida corporation, at the closing.

         Corporation has agreed to make and deliver to Agent, pursuant to the terms of this Agreement, a promissory note in the principal amount of Seven Million Seven Hundred Thousand and No/100 Dollars ($7,700,000) in payment of the purchase price for such real property.

         Denwest I has agreed to sell, and Corporation has agreed to buy, Denwest I's fifty percent (50%) general partnership interest in Denwest Joint Venture, a Florida general partnership.

         Denwest II has agreed to sell, and Corporation has agreed to buy, Denwest II's fifty percent (50%) general partnership interest in Denwest II Joint Venture, a Florida general partnership.

         Corporation has agreed to make and deliver to Agent, pursuant to the terms of this Agreement, a convertible debenture in the principal amount of Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00) in payment of the purchase price for the general partnership interests of Denwest I and Denwest II.

         Midsouth I and Midsouth II are Affiliates of Denwest I and Denwest II and currently hold shares of the common stock of Corporation and are executing this Agreement for the sole purpose of joining in certain covenants contained in paragraph 18 and paragraph 19 below.
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         As a  condition  of the  purchase  and  sale of the real  property  and
general  partnership   interests   referenced  above,  Agent  has  required  and
Corporation has agreed that Corporation shall grant a security interest to Agent in and to certain restaurant property interests of Corporation more particularly described below.

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. For purposes of the Loan Documents (as defined below), the following definitions shall apply unless the context otherwise requires (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  (a) "Affiliate" or "affiliate" means

                           (i) any Person owning, directly or indirectly, more than ten percent (10%) of the issued and outstanding stock of, or more than a ten percent (10%) beneficial interest in, any of Agent, Midsouth I or Midsouth II;

                           (ii) any Person in which Agent, Midsouth I or Midsouth II owns, directly or indirectly, more than ten percent (10%) of the issued and outstanding stock or more than a ten percent (10%) beneficial interest;

                           (iii) any affiliate of the Persons named above in (a) and (b) above, meaning any Person that owns more than ten percent (10%) of the issued and outstanding stock of, or more than a ten percent (10%) beneficial interest in, either of the Persons described in (a) or
         (b) above, or is owned by such Persons according to the same thresholds; and

                           (iv) any agent, officer, director, employee, or partner (or any member of the family of any agent, officer, director, employee or partner) of Agent, or any of the Persons or affiliates of Persons as described in (a), (b) or (c) above.

                  (b) "Agent" means CNL Growth Corp., a Florida corporation, and its successors and assigns.

                  (c) "Agreement" means this Agreement (together with exhibits and schedules referred to herein) as from time to time assigned, supplemented or amended or as the terms hereof may be waived.
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
                  (d) "Business Day" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the State of Florida are open for business.

                  (e) "Collateral" has the meaning set forth in the paragraph 4 hereof.

                  (f) "Common Stock" has the meaning set forth in paragraph 3(a) hereof.

                  (g) "Conversion Date" has the meaning set forth in paragraph 3(c) hereof.

                  (h) "Conversion Shares" has the meaning set forth in paragraph 3(b) hereof.

                  (i)   "Corporation"   means   DenAmerica   Corp.,   a  Georgia
         corporation, and its successors and assigns.

                  (j) "Debenture" has the meaning set forth in paragraph 2(a) below.

                  (k) "Event of Default" has the meaning set forth in paragraph 12 hereof.

                  (l) "GAAP" means generally accepted accounting principles, consistently applied.

                  (m) "Indebtedness" has the meaning set forth in paragraph 6(a) hereof.

                  (n) "Lenders" has the meaning set forth in the preamble above.

                  (o) "Loan Documents" has the meaning set forth in paragraph 2(b) hereof.

                  (p) "Material Adverse Effect" means a material adverse effect on any of the following: (i) the operations, business, assets, properties or condition of Corporation, (ii) the ability of Corporation to perform any of its obligations under the Loan Documents, (iii) the legality, validity or enforceability of the Loan Documents, or (iv) the rights and remedies of Agent under the Loan Documents.

                  (q) "Maturity Date" has the meaning set forth in paragraph 3(a) hereof.

                  (r) "Note" has the meaning set forth in paragraph 2(c) below.

                  (s) "Person" means an individual, corporation, limited liability company, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

                  (t) "Potential Default" means a condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  (u) "Real Property" has the meaning set forth in paragraph 4 below.

                  (v) "Registration Rights Agreement" has the meaning set forth in paragraph 2(b).

                  (w) "Securities Act" means the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereunder.

                  (x) "Security Interest" means the security interests granted by Corporation to Agent pursuant to paragraph 4 hereof.

                  (y) "Threshold Amount" has the meaning set forth in paragraph 8(b) hereof.

         2. Issuance of Debenture and Note.

                  (a) Corporation agrees to issue, and of even date herewith has issued, to Agent and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of Corporation contained herein or made pursuant hereto, Agent agrees to accept from Corporation as payment for the sale of the general partnership interests as described in the Background Information above, a Debenture in the principal amount of Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00) (the "Debenture").

                  (b) Agent and each of the holders of any Conversion Shares shall have certain registration rights set forth in a registration rights agreement by and between Corporation and Agent of even date herewith (the "Registration Rights Agreement"). This Agreement, the Debenture, the Note, the Registration Rights Agreement and all other documents related thereto are sometimes hereinafter referred to collectively as the "Loan Documents."

                  (c) Corporation agrees to issue, and of even date herewith has issued, to Agent and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of Corporation contained herein or made pursuant hereto, Agent agrees to accept from Corporation as payment for the sale of the real property interests as described in the Background Information above, a promissory note in the principal amount of Seven Million Seven Hundred Thousand and No/100 Dollars ($7,700,000.00) (the "Note").

         3. Conversion of the Debenture.

                  (a) At any time and from time to time during the period commencing on the date hereof and ending on the date that is five years after the date first written above (the "Maturity Date"), Agent may convert the entire outstanding principal amount of the Debenture, or any portion thereof, into fully paid and nonassessable shares of Corporation's $.10 par value per share common stock ("Common Stock"), at the conversion rate provided for in paragraph 3(b) below. If Agent has not converted the entire principal amount of the Debenture into Common Stock before the Maturity Date and, provided that no Event of Default has occurred and continues to exist, then the entire remaining principal balance then outstanding under the Debenture shall be converted into Common Stock as of the Maturity Date. If an Event of Default has occurred and continues to exist as of the Maturity Date, then the Maturity Date shall be extended for forty five (45) days to allow Corporation an opportunity to cure such Event of Default to the extent provided below.

                  (b) The number of shares of Common Stock that Agent shall receive upon a conversion of all or a portion of the outstanding principal amount of the Debenture (the "Conversion Shares") shall be determined by dividing the principal amount being converted by ninety percent (90%) of the fair market value of a share of Common Stock as of the Conversion Date. For purposes of this paragraph 3(b), the fair market value of a share of Common Stock shall be determined as follows:

                           (i) If the  Common  Stock  is  listed  on a  National
Securities Exchange or admitted to unlisted trading privileges on such exchange or approved for quotation on the Nasdaq Stock Market, the fair market value shall be the average per-share closing price for the ten (10) Business Days immediately preceding the Conversion Date, on such exchange or market, as the case may be, or if no sale of Common Stock is made on any of such days, the average of the closing bid and asked prices for any such day on such exchange or market, as the case may be, shall be used for the purposes of the calculation provided for in this paragraph 3(b)(i); or

                           (ii) If the Common  Stock is not so listed,  admitted
to unlisted trading privileges or approved for quotation, the fair market value shall be the average of the mean of the last reported bid and asked prices reported by National Quotation Bureau, Inc. for the ten (10) Business Days immediately preceding the Conversion Date; or

                           (iii) If the Common Stock is not so listed,  admitted
to unlisted trading privileges or approved for quotation and bid and asked prices are not so reported, the fair market value of a share of Common Stock as of the Conversion Date as determined by an investment banking firm selected by Agent.

                  (c) To convert all of the remaining outstanding principal amount of the Debenture, or any portion thereof, into Common Stock, Agent shall provide a written notice to Corporation. Such written notice shall state the name or names (with address) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued as well as the amount of the remaining outstanding principal amount of the Debenture. Each conversion of a portion of the remaining outstanding principal balance of the Debenture shall be deemed to have been made as of the date of such written notice (the "Conversion Date"); provided, however, that if Agent has not converted the Debenture as of the Maturity Date and no Event of Default has occurred and is continuing as of such date, then the Maturity Date shall be the Conversion Date.

                  (d) As promptly as practicable, but no later than twenty (20) days after the Conversion Date, Corporation shall pay to Agent, by check, all accrued and unpaid interest on the converted Debenture or any portion thereof converted through the date of such payment, as well as the fair market value of any fractional share as provided in paragraph 3(e) below.

                  (e) No fractional shares of, or scrip representing fractional shares of, Common Stock shall be issued upon the conversion of any portion of the remaining outstanding principal balance of the Debenture. Instead, Corporation shall pay Agent an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any conversion of a Debenture. For purposes of this paragraph 3(e), the fair market value of a share of Common Stock shall be determined as provided in paragraph 3(b) above.

                  (f) At such time as the entire remaining principal amount outstanding under the Debenture shall be paid in full or converted to Common Stock, Agent shall surrender the Debenture, duly endorsed, at the principal office of Corporation, or at such other place as Corporation may designate by written notice to Agent.

         4. Creation of Security Interest. To secure the performance and payment of the obligations of Corporation under the Loan Documents, Corporation hereby grants to Agent a present security interest in all of Corporation's right, title and interest in and to all trade fixtures, furniture, furnishings, machinery, equipment and other personal property, including, without limitation, those items of personal property described on Exhibit A attached hereto and by this reference made a part hereof, which are presently existing or located at or upon the real property described on Exhibit B attached hereto and by this reference made a part hereof (the "Real Property") including, without limitation, any and all rights of Corporation as a lessee of any such items of personal property. Corporation also grants to Agent a security interest in all of Corporation's right, title and interest in and to any of such items of personal property located at or upon the Real Property acquired by Corporation after the date hereof including, without limitation, any and all rights as a lessee of any of such items of personal property. All of such interests of Corporation in which Corporation has granted to Agent a security interest under this paragraph 4, as well as the items of personal property as to which such interests relate, are hereinafter referred to as the "Collateral."

         5. Leasehold Mortgages. To further secure the performance and payment of the obligations of Corporation under the Loan Documents, Corporation grants to Agent a present security interest in its leasehold interests in the parcels of real property and leased restaurant sites described on Exhibit B attached hereto. Corporation and Agent shall enter into a separate Leasehold Mortgage for each such parcel of real property substantially in the form attached hereto as Exhibit C and each such Leasehold Mortgage shall be recorded or filed in the appropriate public records to provide record notice to all third persons. Notwithstanding any term or covenant of the Leasehold Mortgages to the contrary, the following provisions shall apply thereto:

                  (a) in the event of any conflict or ambiguity between any provision of the Leasehold Mortgage and the provisions of this Agreement and any of the other Loan Documents, the provisions hereof and of the Loan Documents other than the Leasehold Mortgages shall control;

                  (b) in the event of any conflict or ambiguity between any provision of the Leasehold Mortgages and the rights of and obligations of the Tenant to the landlord under any lease encumbered thereby (herein an "Encumbered Lease"), the provisions of the Encumbered Lease shall control; and

                  (c) without limiting the generality of the foregoing, absent an Event of Default hereunder the landlord's insurance requirements under the Encumbered Leases shall supercede any greater amount required under the Loan
Documents, and the Agent shall consent to the application of insurance and condemnation proceeds for reconstruction of the leased premises consistent with the requirements of each Encumbered Lease.

So long as and under the condition that no Event of Default exists hereunder, or any event which with the giving of notice or passage of time could constitute an Event of Default, then upon and in the event of the bona fide sale of the Corporation's interest in any of the restaurant sites subject hereto to an un-affiliated third party in an arm's length transaction, the Leasehold Mortgage and all other security interests of the Agent hereunder encumbering such restaurant site and personal property located thereat shall be released. No release price shall be due, so long as the Corporation pays any costs incurred by Agent in connection with any such release.

         6. Corporation's Obligations. The obligations of Corporation to Agent, the performance and payment of which are secured by this Security Agreement are as follows:

                  (a) Obligation to Pay Indebtedness. Corporation shall pay to Agent the sum or sums evidenced by, and in accordance with the terms of the Note, the Debenture and all of the other Loan Documents (the "Indebtedness").

                  (b) Compliance with Agreements. Corporation shall execute all documents, perform all acts, do all things and pay all sums on Corporation's part to be executed, performed, done and paid pursuant to the terms and provisions of each and every one of the covenants and agreements on its part made in the Loan Documents.

         7. Right to Discharge Corporation's Obligations. Agent may, at its option, discharge taxes, liens, public charges or security interests or other encumbrances at any time levied or placed on the Collateral which are or may become superior to the security interest herein granted if the same are not promptly discharged by Corporation, may remedy or cure any default of Corporation under the terms hereof (after written notice and opportunity to cure as provided below) or under the terms of any lease, rental agreement or other document which in any way pertains to or affects Corporation's title to or interest in any of the Collateral if such default is not promptly remedied or cured by Corporation, may pay for insurance on the Collateral if the insurance premiums due on any insurance maintained by Corporation on the Collateral is not promptly paid by Corporation, and may pay for the maintenance and preservation of the Collateral if an Event of Default exists and is continuing, and Corporation agrees to reimburse Agent, upon five (5) days prior written notice, for any payment made or any expense incurred by Agent pursuant to the foregoing authorization, which payments and expenses, together with interest thereon at the lesser of fourteen percent (14%) per annum or the highest rate allowed by law, and reasonable attorney fees incurred by Agent in connection therewith, shall be secured by the security intended to be afforded by this Agreement.

         8. Representations and Warranties of Corporation. Corporation hereby makes the following representations and warranties as of the date hereof for the benefit of Agent and hereby acknowledges that Agent is relying on the truth and accuracy of such representations and warranties in entering into this Agreement:

                  (a)  Corporate Existence Power and Authority.

                           (i)  Corporation  is a  corporation  duly  organized,
validly existing and in good standing under the laws of the State of Georgia, and is duly qualified and authorized to do business and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

                           (ii) No proceeding  looking toward the dissolution or
merger of Corporation or the amendment of its Articles of Incorporation has been commenced. Corporation is not in violation in any respect of its Articles of Incorporation or Bylaws.

                           (iii) Corporation has all requisite  corporate power,
authority and legal right to own or to hold under lease its properties and to conduct its business as presently conducted.

                           (iv) Corporation has all requisite  power,  authority
and legal right to execute, deliver, enter into, consummate and perform each of the Loan Documents including, without limitation, the issuance by Corporation of the Note and the Debenture as contemplated herein. The execution, delivery and performance of the Loan Documents (including, without limitation, the issuance by Corporation of the Note and the Debenture as contemplated herein) have been duly authorized by all required corporate and other actions. Corporation has duly executed and delivered the Loan Documents, and the Loan Documents constitute the legal, valid and binding obligations of Corporation, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Stock Ownership. The authorized Common Stock of Corporation consists of 40,000,000 shares of such common stock, par value $.10 per share, of which 13,437,777 shares are presently issued and outstanding. All of Corporation's issued and outstanding shares are duly authorized, validly issued and fully paid and non-assessable. Except for the 13,437,777 shares of Common Stock presently issued and outstanding, and except as set forth on
Schedule 8(b) attached hereto, Corporation has not issued any capital stock, options, rights or convertible securities for an amount in excess of thirty percent (30%) of Corporation's current market capitalization (the "Threshold Amount"). Except in connection with the Debenture and except as set forth on
Schedule 8(b) attached hereto, Corporation is not a party to any agreements
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
or commitments providing for the issuance, transfer, disposition or acquisition of any of its capital stock in amounts in excess of the Threshold Amount.

                  (c)  No Conflicts or Defaults.

                           (i) No Event of  Default  or  Potential  Default  has
occurred and is continuing.

                           (ii)  Corporation  is not in  violation or default in
any material respect under any material indenture, agreement or instrument to which it is a party or by which it or its properties may be bound.

                           (iii) None of the execution,  delivery or performance
by Corporation of the Loan Documents or any of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Note and the Debenture as contemplated herein) (i) violates or conflicts with or will violate or conflict with, in any material respect, with or without the giving of notice or the passage of time or both, any provision of (A) the Articles of Incorporation or Bylaws of Corporation or (B) any law, rule, regulation, order, judgment, writ, injunction, decree, agreement, indenture or other instrument applicable to Corporation or any of its properties (or to which Corporation is a party or by which its properties may be bound), (ii) results or will result in the creation of any security interest or lien upon any of Corporation's properties, assets or revenues, other than the Security Interest created hereunder, (iii) requires or will require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a governmental authority and including, without limitation, any shareholder approval) except as disclosed on Schedule 8(c)(iii) attached hereto, all of which will have been obtained or made prior to the date of this Agreement, or (iv) except as set forth on Schedule 8(b) attached hereto, causes or will cause anti-dilution clauses of any outstanding securities to become operative.

                  (d) Litigation. Except as disclosed on Schedule 8(d) attached hereto, there is no action, suit, proceeding, investigation or claim pending or, to the knowledge of Corporation, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of any of the Loan Documents or any action taken or to be taken pursuant hereto or thereto, or (ii) could reasonably be expected to have a Material Adverse Effect, or (iii) if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (e) Taxes. Corporation has filed all federal, state, local and other tax returns and reports required to be filed by it except to the extent that the failure to so file could not be
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
reasonably expected to have a Material Adverse Effect. Corporation has paid or caused to be paid all taxes (including interest and penalties) that are due and payable, except those which are being contested by it in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on its books in accordance with GAAP, and except to the extent that the failure to pay any such taxes could not reasonably be expected to have a Material Adverse Effect. Corporation has no material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by it in accordance with GAAP. No claims against Corporation have been made or, to Corporation's knowledge, threatened by the U.S. government or any other taxing agency, except such as have been paid.

                  (f)  Legal Compliance.

                           (i)  Corporation  has, to its knowledge,  complied in
all material respects with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, except to the extent that failure to so comply could not reasonably be expected to have a Material Adverse Effect.

                           (ii) To Corporation's knowledge, there are no orders,
judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against Corporation that could reasonably be expected to have a Material Adverse Effect.

                  (g) Title to Collateral. Except as described on Schedule 8(g) attached hereto, Corporation is the owner or lessor of the Collateral, free and clear of all security interests or other encumbrances and claims of any kind or nature in favor of any third person, other than the Security Interest.

                  (h) Use of Collateral. The Collateral is used, bought or leased for use solely in business operations.

                  (i) Chief Executive Office. Corporation's chief executive office and principal place of business is located at the address set forth on the first page hereof.

                  (j) Properties. Certain real property used by Corporation in the conduct of its business at the Restaurants is held under lease, and there is no pending or, to the knowledge of Corporation, threatened claim or action by any lessor of any such property to terminate any such lease that could reasonably be expected to have a Material Adverse Effect.

         9. Affirmative Covenants. Corporation covenants and agrees that so long as any portion of the principal of the Debenture remains outstanding it will do all of the following:

                  (a) promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon Corporation or upon its income and profits, or upon any of its property (including the Collateral), before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that Corporation shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as (a) the validity thereof shall be contested in good faith by appropriate proceedings and Corporation shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested, and
(ii) the failure to pay could not reasonably be expected to have a Material Adverse Effect;

                  (b) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to Corporation as its counsel may advise except to the extent that the failure to keep any of such franchises in full force and effect or to comply with such laws could not reasonably be expected to have a Material Adverse Effect.

                  (c) at all times maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, subject to ordinary wear and tear, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

                  (d) at all times keep true and correct books, records and accounts;

                  (e) maintain its corporate existence, rights and other franchises in full force and effect; provided that Corporation may permit the termination or abandonment of rights or other franchises if, in the reasonable opinion of Corporation it is no longer in Corporation's best interests to maintain such existence, rights or other franchises and such termination or abandonment will not be prejudicial in any material respect to Agent;

                  (f) comply in all material respects with all applicable laws, orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees; provided that such compliance shall not be necessary so long as the failure to so comply could not reasonably be expected to have a Material Adverse Effect;

                  (g) defend the Collateral against the claims and demands of all other persons and keep the Collateral free and clear from all security interests, liens and other encumbrances and claims of any kind or nature in favor of any third persons except for those listed on Schedule 8(g) attached hereto and except for the Security Interest;

                  (h) keep in accordance with generally accepted accounting principles, consistently applied, accurate and complete records concerning the Collateral; mark such records and, upon reasonable prior written request of Agent made from time to time, permit Agent or its agents to inspect the Collateral and Corporation's records concerning the Collateral and to audit and make abstracts of such records or any of Corporation's books, ledgers, reports, correspondence and other records during normal business hours;

                  (i) notify Agent in writing at least thirty (30) days in advance of any of the following: any change in Corporation's name; any change in Corporation's address set forth on the first page hereof; any change in the location, or of any additional locations, at which the Collateral is kept; any change in the address at which records concerning the Collateral are kept; and any change in the location of Corporation's chief executive office or principal place of business;

                  (j) execute and deliver to Agent such financing statements and other documents reasonably requested by Agent and take such other action as Agent may reasonably deem advisable (i) to perfect, protect or continue the perfection of the Security Interest including, without limitation, obtaining appropriate landlord's and mortgagee's waivers, and (ii) to otherwise effect the purposes of this Agreement;

                  (k) use the Collateral in the conduct of Corporation's operation of restaurants at the Real Property, unless Agent consents in writing to another use or to another location;

                  (l) keep the Collateral at all times insured against loss, damage, theft and such other risks in such amounts, with such companies, under such policies (the originals or certified copies of which, together with renewals thereof and receipts evidencing the payment of the premium therefor, shall be deposited with and held by Agent) in such form and for such periods as shall be reasonably required by Agent, and each such policy shall provide for not less than thirty (30) days prior written notice of expiration or cancellation to Agent and shall further provide that the loss thereunder and the proceeds payable thereunder shall be payable to Agent, pursuant to a non-contributing loss payable clause, as Agent's interest may appear, and Agent shall apply any proceeds of such insurance which may be received by Agent toward the restoration, repair or replacement of the Collateral unless an

Event of Default has occurred and is continuing in which event Agent, at its option, may apply such proceeds toward the payment of Corporation's obligations under the Note and the Debenture, whether due or not due, in such order as Agent may determine;

                  (m) keep the Collateral located at the site of the Restaurants where the Collateral is presently located, except for its temporary removal for maintenance or repair in connection with its ordinary use or unless Corporation notifies Agent in writing and Agent consents in writing in advance of its removal to another location, except that Corporation shall be entitled to dispose of such of the Collateral as may become unfit for continued use provided Corporation replaces such unfit Collateral with fit Collateral of similar kind and for like use and provided the purchase price of such replacement Collateral be paid in full at the time of such replacement and provided that the security interest and lien granted to Agent in this Security Agreement shall continue to be effective upon and with respect to such replacement Collateral;

                  (n) retain the Collateral in its control, keep the Collateral in good condition and repair and not use the Collateral in violation of any provisions of this Agreement, of any applicable statute, rule, regulation or ordinance, any order binding Corporation or of any policy of insurance insuring the Collateral; and

                  (o) prevent the Collateral or any part thereof from being an accession to other goods or property not covered by this Agreement.

         10. Negative Covenants. Corporation further covenants and agrees that it shall not take any of the following actions without the prior written consent of Agent, which consent shall not be unreasonably withheld by Agent:

                  (a) amend or alter any provision of Corporation's Articles of Incorporation in any way that could reasonably be expected to have a Material Adverse Effect;

                  (b) change or alter the nature of Corporation's business or any major business activity or the purpose of Corporation in any way that could reasonably be expected to have a Material Adverse Effect, or divest any major business activity or activities of Corporation unless all successor owners of any such business activity shall guarantee the Indebtedness under instruments reasonably acceptable to Agent;

                  (c) sell, lease, exchange or distribute all or any substantial portion of the property and assets of Corporation unless any such successor owner thereof shall guarantee the Indebtedness under instruments reasonably acceptable to Agent;

                  (d) undertake the dissolution of Corporation, any acquisition of another entity for consideration paid by Corporation in excess of the Threshold Amount, or any merger, consolidation, division, amalgamation of Corporation or any spin-off, split-off or split-up by Corporation, unless any and all successor entities of and to the Corporation shall guarantee the Indebtedness under instruments reasonably acceptable to Agent;

                  (e)  undertake  any action in  connection  with  Corporation's appointment of a receiver, custodian, trustee or liquidator; admission of inability to pay debts; assignment for the benefit of creditors; commencement of any bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debt; or any action for the purposes of effecting the foregoing;

                  (f) except as provided under the release provisions of paragraph 5 hereinabove, pledge, sell, transfer, assign, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of Agent, which consent shall not be unreasonably withheld, or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement;

                  (g) misuse, waste or allow the Collateral to deteriorate, except for ordinary wear and tear resulting from its intended primary use; or

                  (h) use the Collateral in violation of any statute or ordinance.

         11. Replacement of the Debenture. Upon receipt by Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Debenture and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or sufficient indemnity bond reasonably satisfactory to Corporation (if requested by Corporation), or in the case of any such mutilation, upon surrender and cancellation of the Debenture, Corporation shall execute and deliver a new Debenture of like tenor in lieu of such lost, stolen, destroyed or mutilated Debenture as if the lost, stolen, destroyed or mutilated Debenture were then surrendered for exchange.

         12. Default. If any of the following events (each herein called an "Event of Default") shall occur and be continuing:

                  (a) If Corporation shall default in the payment of any part of the principal of or accrued interest on the Note or the Debenture when the same shall become due and payable, whether at maturity or by acceleration or otherwise, and such default in the payment of principal or interest shall have continued for ten (10) days after Corporation's receipt of written notice thereof from Agent; or

                  (b) If Corporation shall default in the performance of any agreement or covenant in any of the Loan Documents and such default shall not have been remedied within thirty (30) days after Corporation's receipt of written notice thereof from Agent (provided that if such default cannot reasonably be cured within such thirty (30) day period, then Borrower shall have up to an additional thirty (30) days to cure such default as long as Borrower is proceeding at all times with due diligence to cure such default); or

                  (c) If any representation or warranty by Corporation herein or in any certificate delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

                  (d) If a final judgment which, either alone or together with other outstanding final judgments against Corporation, exceeds the Threshold Amount shall be rendered against Corporation and such judgment shall have continued undischarged or unstayed for thirty (30) days after entry thereof; or

                  (e) If Corporation shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts; or if a receiver or trustee shall be appointed for Corporation or for substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within ninety (90) days; or if proceedings under any law relating to bankruptcy, insolvency or reorganization or relief of debtors are instituted by or against Corporation, and, if contested by it, are not dismissed or stayed within one hundred and twenty (120) days; or if any writ of attachment or execution or any similar process is issued or levied against Corporation or any significant part of its property and is not released, stayed, bonded or vacated within ninety (90) days after its issue or levy; or if Corporation takes corporate action in furtherance of any of the foregoing; or

then and in each such event Agent may at any time (unless all Events of Default shall theretofore have been remedied) at its option, by written notice to Corporation, declare the entire unpaid principal amount of the Note and/or the Debenture to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or further notice, all of which are hereby waived and any obligation of Agent to convert the remaining outstanding principal balance of the Debenture upon the Maturity Date shall terminate.

         13. Remedies.

                  (a) In case any one or more Events of Default shall occur and be continuing, Agent may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any of the other Loan Documents, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or for any other remedy (including, without limitation, damages).

                  (b) Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Florida and under any other applicable law from time to time in effect. Agent shall also have any additional rights and remedies granted herein and in any other agreement now or hereafter in effect between Corporation and Agent or otherwise granted by law or equity. If requested by Agent, Corporation will assemble the Collateral and make it available to Agent at a place to be designated by Agent. All rights and remedies of Agent under this Agreement, the Uniform Commercial Code, or otherwise shall be cumulative and exercisable concurrently or consecutively or in the alternative, at Agent's option. Without limiting the generality of the foregoing, Corporation expressly agrees that, after an Event of Default and provided that Corporation has not cured such Event of Default, Agent may (i) lawfully enter any premises where any Collateral may be without judicial process and take possession of the Collateral, and (ii) sell, lease or otherwise dispose of any or all of the Collateral.

                  (c) In case of a default in the payment of any principal or interest on the Note or the Debenture, Corporation will pay to Agent thereof, in addition to any principal and interest otherwise required, such further amount as shall be sufficient to cover any and all costs and expenses of enforcement and collection, including, without limitation, reasonable attorney fees, expenses and disbursements. No course of dealing and no delay on the part of Agent in exercising any rights or remedies shall operate as a waiver thereof or otherwise prejudice such Agent's rights. No right or remedy conferred hereby or by any of the other Loan Documents shall be exclusive of any other right or remedy referred to herein or therein or available at law, in equity, by statute or otherwise.

                  (d) Agent shall, in addition to other remedies provided by law, have the right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of the provisions of this Agreement will cause irreparable injury to Agent and that money damages will not provide an adequate remedy. Nothing contained herein shall be construed as prohibiting Agent from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Corporation.

         14. Restrictions on Transfer. Agent agrees that it will not sell or otherwise dispose of the Debenture unless (i) the Debenture has been registered under the Securities Act, or (ii) the Debenture is sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act (or any successor rule, regulation or statute to Rule 144), or (iii) Corporation has been furnished with an opinion or opinions reasonably satisfactory to Corporation's counsel to the effect that registration under the Securities Act is not required for the transfer as proposed (which opinion may be conditioned upon the transferee's assuming the obligations of Agent under this paragraph 14) or (iv) Corporation has been furnished with a letter from the Division of Corporate Finance of the Securities Exchange Commission to the effect that such Division would not recommend any action to the Securities Exchange Commission if such proposed transfer were effected without a registration statement effective under the Securities Act. Corporation agrees that within ten (10) Business Days after receipt of any opinion referred to in
(iii) above, it will notify Agent whether such opinion is satisfactory to Corporation. Agent will promptly give notice to Corporation of any transfer by it of the Debenture.

         15. Payments. Corporation shall make payments of principal and interest on the Note and the Debenture by check or checks payable to the order of Agent or other registered holder of the Debenture, directly or to the separate Lenders in amounts designated by Agent, duly mailed or delivered to Agent at its address as set forth on the first page hereof, or at such other address as Agent (or Agent's successor or assign) may designate in writing, or, at the option of Corporation, by wire transfer to the account(s) of such Person(s) at any bank or trust company in the United States of America. All such payments shall be made in lawful money of the United States of America.

         16. Reservation of Shares. Corporation will at all times reserve for issuance and delivery upon conversion of the Debenture all Conversion Shares. All such Conversion Shares shall be duly authorized and, when issued upon such conversion, shall be validly issued, fully paid and nonassessable and free of all preemptive rights.

         17. Redemption. Corporation may at any time prepay in whole or in part, without any prepayment premium, penalty or fee whatsoever, the remaining outstanding principal amount plus accrued interest to the date of prepayment of the Debenture. Corporation shall give Agent at least thirty (30) days prior written notice (the "Redemption Notice") specifying the date of redemption (the "Redemption Date"). The portion of the remaining outstanding principal balance of the Debenture that is the subject of the Redemption Notice shall become due and payable on the Redemption Date specified in such notice and from and after Agent's receipt of payment, interest on such Debenture shall cease to accrue. After its receipt of a Redemption Notice hereunder, Agent may exercise its conversion rights under paragraph 3 above as to any portion of the remaining outstanding principal amount of the Debenture including the portion thereof to be redeemed by Corporation pursuant to the Redemption Notice.

         18. Lock-Out Provisions. During the ninety (90) consecutive days after Agent, Midsouth I or Midsouth II or any of their respective Affiliates sells any Common Stock, Agent may not exercise its right to convert all or any portion of the remaining outstanding principal amount of the Debenture pursuant to paragraph 3 above. Furthermore, each of Agent, Midsouth I, Midsouth II and their respective Affiliates agree not to sell any Common Stock during the ninety (90) consecutive days immediately prior to the Maturity Date if any of the principal amount of the Debenture (after reductions for all Conversion Notices given to Corporation) remains outstanding. The provisions of this paragraph 18 above shall be terminated and of no force or effect as of the date of any notice given pursuant to paragraph 3(c) above to convert the entire remaining outstanding principal balance of the Debenture.

         19. Private Placement Rights.

                  (a) If any of Agent, Midsouth I, Midsouth II or any of their respective Affiliates intends to sell any Common Stock, such Person (the "Selling Shareholder") shall notify Corporation in writing of the intended sale and the number of shares of Common Stock to be sold and, if applicable, any agreed-upon price at which Selling Shareholder has offered to sell such shares. For a period of five (5) Business Days after its receipt of such written notice, Corporation shall have the right to redeem or privately place such Common Stock at a sales price that is no less than the value of the fair market value of such Common Stock on the notice date or specified price. If Corporation does not privately place or release such Common Stock within such five (5) day period, then the Selling Shareholder shall be free for a period of thirty (30) days thereafter to sell such Common Stock .

                  (b) Any of Agent, Midsouth I, Midsouth II or any of their respective Affiliates may not pledge any of their Common Stock unless the pledgee of such Common Stock agrees in writing that if such pledgee ever intends to sell such stock to recover amounts owed to such pledgee, then such pledgee shall give written notice of such fact to Corporation and Corporation shall have the right, for five (5) Business Days after its receipt of such notice, to privately place such Common Stock at such Common Stock's fair market value on the date of such private placement. Midsouth I and Midsouth II shall use good faith efforts to obtain such an undertaking from any current pledgee of Common Stock held by them, if any.

                  (c) For purposes of this paragraph 19, the fair market value of Common Stock shall be the number of shares of Common Stock to be privately placed multiplied by the fair market value of a share of Common Stock as determined under paragraph 3(b) above except that in the case of paragraph 3(b)(i) such fair market value shall be the per-share closing price on the day immediately prior to the private placement, and in the case of paragraph 3(b)(ii) such fair market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the day of the private placement.

         20. Payment of Existing Debt. As described in the Background Information hereinabove, Corporation has agreed to sell the real property described in such Background Information to CNL-BB Corp, a Florida corporation. Further, Corporation has agreed to sell the personal property previously owned by the general partnerships described in the Background Information above to CNL American Properties Fund, Inc., a Maryland corporation. Corporation hereby covenants and agrees that it will use all of the proceeds of such sales (after the payment of reasonable expenses of Corporation incurred in connection therewith and in connection with certain related transactions as well as any and all outstanding legal fees and costs of Corporation's legal counsel), to pay down the outstanding balance of the loan to Corporation from the group of lenders represented by Banque Paribas, a French corporation, as agent.

         21. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, consents and other communications hereunder or with respect to any of the Loan Documents shall be in writing and shall be delivered or shall be sent, postage prepaid, by registered or certified U.S. mail, return receipt requested, or by reputable registered overnight courier service, to the following addresses:

                  (a) If to Agent or its nominee, at its address as set forth on the first page hereof, or at such other address as may have been furnished to Corporation by such Agent in writing; or

                  (b) If to any other holder of the Debenture, at such address as the payee or registered holder thereof shall have designated to Corporation by a written notice stating that such holder has acquired the Debenture and designating such address; or

                  (c) If to Corporation, at the address set forth on the first page hereof or at such other address as may have been furnished in writing by Corporation to Agent, with a copy to Jeffrey H. Verbin, Esquire, O'Conner Cavanagh, Anderson, Killinsworth & Beshears, P.A., One East Camelback Road, Suite 1100, Phoenix, Arizona 85012-1656.

                  Whenever any notice is required to be given hereunder, such notice shall be deemed received (if not sooner actually received) three (3) days after being placed in the U.S. mail or the day after being delivered to a reputable registered overnight courier service.

         22. Miscellaneous.

                  (a) Notice. Corporation agrees that any notice by Agent of the sale, lease or other disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Corporation if the notice is provided in the manner set forth in paragraph 21 hereof at least ten (10) days before the date of any public sale, lease or other disposition of the Collateral, or the time after which any private sale, lease or other disposition of the Collateral is to take place.

                  (b) Perfection of Security Interests. Corporation agrees to cooperate with Agent as to the execution and filing of any financing statement or statements relating to the Collateral (with or without Corporation's signature thereon), and to take any other action deemed necessary or appropriate by Agent to perfect and to continue perfection of the Security Interest.

                  (c) Right to Proceeds. After an Event of Default and provided that Corporation has not cured such Event of Default, Agent may demand, collect, and sue for all proceeds of the Collateral (either in Corporation's or Agent's name at the latter's option) with the right to enforce, compromise, settle, or satisfy any claim and, in connection therewith, Corporation hereby irrevocably appoints Agent as Corporation's attorney-in-fact to endorse, by writing or stamp, Corporation's name on all checks, commercial paper, and other instruments pertaining to the proceeds. Such appointment is binding and coupled with an interest. After an Event of Default and provided that Corporation has not cured such Event of Default, Corporation also authorizes Agent to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss of or damage to any of the Collateral and hereby irrevocably appoints Agent as Corporation's attorney-in-fact to endorse, by writing or stamp, any check or draft representing such proceeds or refund. Such appointment is binding and coupled with an interest. After an Event of Default and provided that Corporation has not cured such Event of Default, Agent may notify any party obligated to pay proceeds of the Collateral of the existence of the Security Interest and may also direct them to pay all such proceeds to Agent.

                  (d) Confidentiality. Agent shall not disclose, divulge or communicate any financial information of Corporation received by Agent from Corporation under the terms of this Agreement to any other person or persons (other than Agent's officers, directors, employees, agents, legal counsel and affiliates), except as may be required by law.

                  (e) Entire  Agreement.  The Loan Documents  contain the entire agreement among Agent and Corporation with respect to the indebtedness represented by the Note and the Debenture, and supersede any prior oral or written agreements, commitments, terms or understandings, regarding the subject matter hereof.

                  (f) Survival. All agreements, representations and warranties contained in the Loan Documents shall survive, and shall continue in effect following, the execution and delivery of the Loan Documents, any investigation at any time made by Agent or on its behalf or by any other Person, and the issuance, sale and delivery of the Debenture and any disposition thereof;
provided, however, that such agreements (including, without limitation, the security agreement contained herein), representations and warranties will terminate upon Corporation's full payment of all amounts due to Agent under the Loan Documents. All statements contained in any certificate or other document delivered by or on behalf of Corporation pursuant hereto shall constitute representations and warranties by Corporation hereunder.

                  (g) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

                  (h) Headings. The headings and captions in this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

                  (i) Binding Effect and Assignment. The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns whether so expressed or not. Corporation may not assign any of its obligations, duties or rights under this Agreement, or under any of the other Loan Documents. In addition to any assignment by operation of law, except as otherwise set forth in this Agreement and the other Loan Documents, Agent may assign, in whole or in part, any or all of its rights under this Agreement or under the Debenture issued hereunder to any Person and any such assignment shall not diminish the rights such Agent would otherwise have under this Agreement or with respect to any remaining Debenture held by it.

                  (j) Severability. Any provision hereof or of the Note or the Debenture issued hereunder which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (k) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

                  (l) Jurisdiction and Venue.

                           (i) Each of the parties hereto hereby irrevocably and
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Florida court or federal court of the United States of America sitting in Orlando, Florida, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any of the Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Florida court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           (ii)  Each  of the  parties  hereto  irrevocably  and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue or any suit, action or proceeding arising out of or relating to any of the Loan Documents in any Florida State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                           (iii) Each of the parties  hereto hereby  irrevocably
waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents or the actions of the Agent in the negotiation, administration, performance or enforcement thereof.

         IN WITNESS WHEREOF, the parties have caused these presents to be executed as of the day and year first above written.


                                        DENAMERICA CORP., a Georgia
                                        corporation

                                        By: /s/ Robert J. Gentz
                                           ----------------------------
                                        Name:  Robert J. Gentz
                                             --------------------------
                                        Title: SR VICE PRESIDENT
                                              -------------------------

                                               (CORPORATE SEAL)

                                                "Corporation"

                                        CNL GROWTH CORP., a Florida
                                        corporation

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                               (CORPORATE SEAL)

                                                    "Agent"

                                        MIDSOUTH FOODS I, LTD., a
                                        Florida limited partnership

                                        By:  CNL Growth Partners, Inc.,
                                             a Florida corporation,
                                             General Partner

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                                  (CORPORATE SEAL)

                                                    "Midsouth I"

                                        MIDSOUTH FOODS II, LTD., a
                                        Florida limited partnership

                                        By:  CNL Growth Partners, Inc.,
                                             a Florida corporation,
                                             General Partner

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________

                                                  (CORPORATE SEAL)

                                                   "Midsouth II"
                                       25